                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


                                                     November 19, 1996


The Board of Directors
FKM Advertising Co., Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                     McGrail, Merkel, Quinn and Associates